SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

In connection with the acquisition (the “Merger”) of Virginia Commerce Bancorp, Inc. (“Virginia Commerce”), a Virginia corporation headquartered in Arlington, Virginia, by George Mason Bankshares, Inc. (“GMBS”), a wholly-owned subsidiary of United Bankshares, Inc. (“United”), pursuant to the terms of that Agreement and Plan of Reorganization, dated January 29, 2013, between United and Virginia Commerce (the “Merger Agreement”), as supplemented by the Supplement for Merger Sub Accession to Agreement and Plan of Reorganization dated May 30, 2013 by and among United, Virginia Commerce and GMBS (the “Supplement”), United entered into a Securities Purchase Agreement on January 31, 2014 (the “Purchase Agreement”) with the United States Department of the Treasury (the “Treasury”) pursuant to which United repurchased from the Treasury the warrant to purchase 2,696,203 shares of common stock of Virginia Commerce (the “Warrant”) that was issued to the Treasury in connection with Virginia Commerce’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program. United paid an aggregate purchase price of $33.263 million for the purchase of the Warrant, which has been canceled. The repurchase price was based on the fair market value of the Warrant as agreed upon by United and the Treasury.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets

Effective as of 5:01 p.m. on January 31, 2014, United completed its acquisition of Virginia Commerce. Virginia Commerce was merged with and into GMBS, pursuant to the terms of the Merger Agreement, in a transaction to be accounted for under the acquisition method of accounting.

Under the terms of the Merger Agreement, each outstanding share of common stock of Virginia Commerce, par value $1.00 per share (other than shares held by United or its subsidiaries, in each case except for shares held by them in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 0.5442 shares of United common stock, par value $2.50 per share (“United Common Stock”), plus cash in lieu of fractional shares. Restricted shares of Virginia Commerce common stock that were outstanding immediately prior to the Merger converted into the right to receive 0.5442 shares of United Common Stock, plus cash in lieu of fractional shares. Almost all of the restricted shares of Virginia Commerce common stock fully vested upon the consummation of the Merger under the terms of the restricted stock agreements and are freely transferable. Those restricted shares of Virginia Commerce common stock that did not fully vest upon the consummation of the Merger were converted into restricted shares of United common stock in accordance with the exchange ratio of 0.5442 and will continue to be subject to time-based vesting in accordance with their original vesting schedule. Also under the terms of the Merger Agreement, outstanding Virginia Commerce stock options, whether vested or unvested, converted into fully vested and exercisable stock options with respect to shares of United Common Stock, with appropriate adjustments to reflect the exchange ratio of 0.5442. As noted above, effective January 31, 2014, the Warrant held by the Treasury issued by Virginia Commerce in connection with the TARP Capital Purchase Program was purchased by United for $33.263 million.

Immediately following the Merger, Virginia Commerce’s banking subsidiary, Virginia Commerce Bank, was merged with and into United Bank (Virginia), a wholly-owned Virginia banking subsidiary of GMBS.

There were no material relationships, other than in respect of the Merger, between Virginia Commerce and United, its directors or officers or any of its affiliates.

The descriptions of the Merger Agreement and Supplement do not purport to be complete and are qualified in their entirety by reference to the actual terms of the Merger Agreement and Supplement, which Merger Agreement and Supplement are included as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

In connection with the Merger, and pursuant to supplemental indentures dated January 31, 2014, GMBS assumed all of Virginia Commerce’s obligations with respect to its outstanding trust preferred securities consisting of: (i) $15,470,000 of Floating Rate Junior Subordinated Notes due December 19, 2032, with respect to which The Bank of New York Mellon serves as Trustee; (ii) $25,774,000 of Fixed/Floating Rate Junior Subordinated Debt Securities due February 23, 2036, with respect to which Wilmington Trust Company serves as Trustee; and (iii) $25,775,000 of Fixed Rate Junior Subordinated Notes due 2038, with respect to which Wilmington Trust Company serves as Trustee.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On January 27, 2014, the Board of Directors of United approved a prospective increase in the size of the Board to seventeen (17) members, with such increase being contingent upon, and to be effective concurrent with, completion of the Merger. Pursuant to the terms of the Merger Agreement, the Board also approved on a prospective basis the appointment of Peter A. Converse and W. Douglas Fisher as directors of United to fill the vacancies created by that action. Messrs. Converse’s and Fisher’s appointment were contingent on, and to be effective concurrent with, completion of the Merger. As discussed in more detail in Item 2.01 above, the Merger was effective as of 5:01 p.m. on January 31, 2014 and Messrs. Converse and Fisher became directors of United at that time.

Mr. Converse currently has an employment agreement with Virginia Commerce and Virginia Commerce Bank, which was assumed by United Bank (Virginia) in connection with the Merger. Because it is anticipated that the duties and responsibilities of Mr. Converse will be permanently and materially inconsistent with Mr. Converse’s current position, authority, duties and responsibilities for Virginia Commerce and Virginia Commerce Bank, it is anticipated that, at or shortly after the effective time of the Merger, Mr. Converse will give the required notice of termination for “good reason”. After the 30-day period for the employer to cure the “good reason” has expired, it is anticipated that Mr. Converse will resign his employment with “good reason” and that Mr. Converse will be entitled to the change of control severance benefits provided under his employment agreement and certain other benefits provided by Virginia Commerce in connection with a change of control. It is anticipated that Mr. Converse will then become an independent contractor and will provide certain consulting services to United Bank (Virginia) on a significantly reduced basis pursuant to the terms of a Consulting Agreement in substantially the form attached hereto as Exhibit 10.2.

Mr. Converse, 63, is the former President and Chief Executive Officer of the Virginia Commerce and Virginia Commerce Bank. Mr. Converse has extensive banking experience of over 39 years. He served as a director of Virginia Commerce for almost 20 years. Mr. Converse joined Virginia Commerce in January 1994. Prior to that, Mr. Converse was the Senior Vice President/Chief Lending Officer for Federal Capital Bank from March 1992 to December 1993; Senior Vice President of Bank of Maryland from October 1990 to March 1992; and Executive Vice President/Chief Lending Officer for Century National Bank from May 1986 to July 1990 and Senior Vice President/Chief Lending Officer for Central National Bank from July 1979 to April 1986.

Mr. Fisher, 75, is the former Chairman of the Board of Virginia Commerce. He was a director of Virginia Commerce for approximately 25 years. He has extensive business experience in technology, banking, and finance. Mr. Fisher was a co-founder and Vice President of AZTECH Corporation, a computer software and systems company specializing in technology for membership associations nationwide, from 1969 to 1990 and 1992 to 1997. Mr. Fisher was Vice President of Executive Systems, Inc., a software and systems company, from 1990 to 1992. He retired in 1997. He served on the Arlington Bank Board of Advisors from 1980 to 1986. He also served for 12 years on the board of the non-profit organization, American Running Association. Mr. Fisher was a founding director of the Virginia Commerce Bank in 1988. He served as Chairman from 1999. Prior to that he served as the Virginia Commerce Bank’s Vice Chairman and Chairman of the Audit Committee.

Messrs. Converse and Fisher have not yet been appointed to any committees of United’s Board of Directors.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K (“Report”) and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On February 3, 2014, United issued a press release announcing that it had completed the acquisition of Virginia Commerce. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The unaudited consolidated financial statements of Virginia Commerce Bancorp, Inc. as of and for the nine-month period ended September 30, 2013 are filed herewith as Exhibit 99.2 and are incorporated by reference in this Item 9.01(a). The audited consolidated financial statements of Virginia Commerce Bancorp, Inc. as of December 31, 2012 and for the fiscal year ended December 31, 2012 are filed herewith as Exhibit 99.3 and are incorporated by reference in this Item 9.01(a).

(b)	Pro forma financial information.

Pro forma financial information will be filed by amendment to this Current Report no later than 71 days following the date that this Current Report is required to be filed.

(c)	None.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Reorganization dated January 30, 2013 by and between United Bankshares, Inc. and Virginia Commerce Bancorp, Inc. (incorporated by reference to Appendix A of the Registration Statement on Form S-4/A filed by United Bankshares, Inc. on July 18, 2013 (Registration No. 333-188919))

2.2	Supplement for Merger Sub Accession to Agreement and Plan of Reorganization dated May 30, 2013 (incorporated by reference to Exhibit 2.2 of the Registration Statement on Form S-4/A filed by United Bankshares, Inc. on July 18, 2013 (Registration No. 333-188919))

10.1	Securities Purchase Agreement dated as of January 31, 2014 by and between the United States Department of the Treasury and United Bankshares, Inc.

10.2	Form of Consulting Agreement by and between Peter A. Converse and United Bank.

23.1	Consent of Yount, Hyde & Barbour, P.C.

Exhibit No.	Exhibit Description

99.1	Press Release, dated February 3, 2014, issued by United Bankshares, Inc.

99.2	Unaudited financial statements for Virginia Commerce Bancorp, Inc. as of and for the nine-month period ended September 30, 2013 (incorporated by reference to Virginia Commerce Bancorp, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2013 (File No. 000-28635), filed with the SEC on November 7, 2013)

99.3	Audited financial statements for Virginia Commerce Bancorp, Inc. as of and for the fiscal year ended December 31, 2012 (incorporated by reference to Virginia Commerce Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 (File No. 000-28635), filed with the SEC on March 14, 2013)

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving United’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date:	February 3, 2014	By:	/s/ Steven E. Wilson
Steven E. Wilson, Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Reorganization dated January 30, 2013 by and between United Bankshares, Inc. and Virginia Commerce Bancorp, Inc. (incorporated by reference to Appendix A of the Registration Statement on Form S-4/A filed by United Bankshares, Inc. on July 18, 2013 (Registration No. 333-188919))

2.2	Supplement for Merger Sub Accession to Agreement and Plan of Reorganization dated May 30, 2013 (incorporated by reference to Exhibit 2.2 of the Registration Statement on Form S-4/A filed by United Bankshares, Inc. on July 18, 2013 (Registration No. 333-188919))

10.1	Securities Purchase Agreement dated as of January 31, 2014 by and between the United States Department of the Treasury and United Bankshares, Inc.

10.2	Form of Consulting Agreement by and between Peter A. Converse and United Bank.

23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	Press Release, dated February 3, 2014, issued by United Bankshares, Inc.

99.2	Unaudited financial statements for Virginia Commerce Bancorp, Inc. as of and for the nine-month period ended September 30, 2013 (incorporated by reference to Virginia Commerce Bancorp, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2013 (File No. 000-28635), filed with the SEC on November 7, 2013)

99.3	Audited financial statements for Virginia Commerce Bancorp, Inc. as of and for the fiscal year ended December 31, 2012 (incorporated by reference to Virginia Commerce Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 (File No. 000-28635), filed with the SEC on March 14, 2013)